BLACKROCK SERIES FUND, INC.

BlackRock Large Cap Core Portfolio

(the “Fund”)

Supplement dated April 6, 2017

to the Statement of Additional Information dated May 1, 2016, as amended or supplemented to date

Effective March 29, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information — Other Portfolios and Accounts Managed — Large Cap Core Portfolio” is deleted in its entirety and replaced with the following:

Large Cap Core Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	7	1	0	0	0
	$7.27 Billion	$1.19 Billion	$5.76 Million	$0	$0	$0
Todd Burnside*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

*	Information as of February 28, 2017.

The first paragraph in the section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of December 31, 2015. Information for Todd Burnside is as of February 28, 2017.

The section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Mr. Stournaras” is deleted in its entirety and replaced with the following:

Messrs. Stournaras and Burnside

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Peter Stournaras, CFA	Balanced Capital Portfolio Large Cap Core Portfolio	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.
Todd Burnside	Large Cap Core Portfolio	Russell 1000 Index (Gross Total Return); S&P 500 Index; FTSE North America in GBP; MSCI Developed — US Net TR Index; FTSE United States in GBP; 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD); Russell 1000, expressed in EUR; Russell 1000 Growth Index; Russell 1000 Value Index (Total Return); Morningstar US Flex-Cap Equity Classification; Morningstar Large Blend Classification; Investment Association North America Classification; Morningstar Large Growth Classification; Morningstar Large Value Classification; Lipper Options Arbitrage/Opt Strategies Funds Classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The section entitled “Management and Advisory Arrangements — Portfolio Ownership” with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities) of the Portfolio(s) Owned
Peter Stournaras, CFA	Large Cap Core Portfolio	None
Todd Burnside*	Large Cap Core Portfolio	None

*	Information as of February 28, 2017.

Shareholders should retain this Supplement for future reference.

SAI-SRSLCC-0417SUP

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